Accounts receivable - Schedule of Movement in Allowance for Expected Credit Losses in Accounts Receivable (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Balance at beginning of period	$ 1,676	$ 2,664
Increase	404	1,273
Reversals	(804)	(1,612)
Write-off	(67)	(572)
Currency translation differences	(114)	(77)
Balance at end of period	$ 1,095	$ 1,676